Exhibit 10.24

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 19, 2013 by and between SCG Financial Acquisition Corp., a Delaware corporation (the “Company”), and DRW Commodities, LLC, a Delaware limited liability company (the “Stockholder”). Capitalized terms used but not otherwise defined herein have the meanings assigned such terms in Section 10 hereof.

WHEREAS, the Stockholder acquired 2,354,450 shares of Common Stock (the “Equity Commitment Shares”) pursuant to an Equity Commitment Letter, dated December 14, 2012, by and between 2012 DOOH Investments LLC and the Company (the “Equity Commitment Letter”), which Equity Commitment Letter was subsequently assigned by 2012 DOOH Investments LLC to the Stockholder pursuant to an Assignment and Assumption Agreement dated January 8, 2013;

WHEREAS, pursuant to that certain Agreement and Plan of Merger dated as of January 11, 2013 (the “Merger Agreement”), by and among the Company, SCG Financial Merger II Corp., a Delaware corporation and an indirect subsidiary of the Company (“Merger Sub”), Reach Media Group Holdings, Inc. (“Target”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as Stockholder Representative for and on behalf of the Target Holders thereunder, Merger Sub merged with and into Target, with Target continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”);

WHEREAS, in connection with the Merger and pursuant to the Merger Agreement, on February 11, 2013, the Company commenced an offer to purchase at a price of $10.00 per share all of the outstanding shares of its Common Stock issued in the Company’s initial public offering (the “Tender Offer”);

WHEREAS, pursuant to the Equity Commitment Letter and the Assignment Agreement, the Company agreed to enter into a registration rights agreement with the Stockholder, no later than the date of the consummation of the Tender Offer, providing for demand and piggyback registration rights covering all of the shares of Common Stock owned by the Stockholder; and

WHEREAS, the Tender Offer expired on April 5, 2013, and such consummation of the Tender Offer resulted in the valid tender of 4,551,228 shares of Common Stock, which shares were accepted by the Company for purchase and payment therefor.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholder hereby agree as follows:

1.     Demand Registrations.

(a)     Requests for Registration. At any time, and from time to time, following the date hereof, the Stockholder may request registration under the Securities Act of all or any portion of its Registrable Securities on Form S-3 or any successor form, or if such form is not then available to the Company, Form S-1 (a “Demand Registration”), which may if so requested be a “shelf” registration under Rule 415 under the Securities Act, or if Rule 415 is not available for offers or sales of the Registrable Securities, for such other means of distribution of Registrable Securities as the Stockholder may specify. For the avoidance of doubt, the Company acknowledges that, as of the date hereof, (i) Form S-3 is not available to the Company and (ii) until Form S-3 is available to the Company, Form S-1 shall be expressly permitted for any Demand Registration hereunder. A request for a Demand Registration shall specify the number of Registrable Securities requested to be registered.

(b)     Number; Minimum Registration Amount. The Stockholder shall be entitled to request (i) up to three (3) Demand Registrations in which the Company shall pay all Registration Expenses and (ii) an unlimited number of Demand Registrations in which the Stockholder shall pay the Registration Expenses (except to the extent that such Registration Expenses relate to the inclusion of any securities included in such registration pursuant to paragraph (c) below). The Company shall use commercially reasonable efforts to make Demand Registrations on Form S-3 available for the sale of Registrable Securities. In no event will the Company be required to effect a Demand Registration unless the aggregate market value of the shares proposed to be registered (based on the closing price per share of the Common Stock on the date prior to the applicable Demand Registration notice) is at least $1,000,000.

(c)     Priority on Demand Registration. Except for shares of Common Stock required to be included pursuant to the piggyback registration rights under the Other Registration Rights Agreements, the Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Stockholder. If a Demand Registration relates to an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within the price range acceptable to the Stockholder without adversely affecting the marketability of the offering, the Company shall include in such registration the maximum number of Registrable Securities and such other securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, with such number to be allocated first, and prior to the inclusion of any securities which are not Registrable Securities, to the Registrable Securities.

(d)     Selection of Underwriters. With respect to a request for registration pursuant to Section 1(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the Stockholder and approved by the Company (which approval will not be unreasonably withheld, conditioned or delayed).

2.     Piggyback Registrations.

(a)     Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than in connection with registrations on Form S-4 or Form S-8 or any successor form) on any form (other than Form S-4 or Form S-8) that would legally permit the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event at least ten (10) Business Days prior to the filing of the registration statement relating to such registration) to the Stockholder of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within twenty (20) calendar days after the delivery of the Company’s notice.

(b)     Piggyback Expenses. The Registration Expenses shall be paid by the Company in all Piggyback Registrations.

(c)     Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included in such registration pursuant to this Agreement and the Other Registration Rights Agreements which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

(d)     Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration, and the managing underwriters advise such party and the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to such party, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included in such registration pursuant to this Agreement and the Other Registration Rights Agreements which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

(e)     Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the selection of investment banker(s) and manager(s) for the offering shall be approved by the Company.

3.     Other Registrations. If the Company has previously filed a registration statement pursuant to this Agreement or any Other Registration Rights Agreement, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected (and shall not be required to file or cause to be effected under this Agreement) any other registration of any of its equity securities or securities convertible exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days has elapsed from the effective date of such previous registration.

4.     Market Standoff Agreement.

The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the ninety (90)-day period beginning on the effective date of any underwritten public offering of the Company’s equity securities (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each executive officer and director of the Company and each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

5.     Registration Procedures.

(a)     Whenever the Stockholder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i)     use commercially reasonable efforts to prepare and file with the Commission a registration statement with respect to such Registrable Securities as soon as reasonably practicable, but in any event within forty-five (45) days following the date of the receipt of a notice for a Demand Registration pursuant to Section 1(a) (or, if later, the third (3rd) Business Day following the receipt of a “Plan of Distribution” section in accordance with Section 5(a)(iv) below), and use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable, and in any event within ninety (90) days, following the date of filing such registration statement (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel for the Stockholder copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(ii)     respond to written comments received from the Commission upon a review of any registration statement as soon as reasonably practicable, but in any event within ten (10) Business Days of receipt thereof;

(iii)     submit to the Commission, within two (2) Business Days after the Company learns that no review of a particular registration statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request;

(iv)     include in any registration statement relating to a Demand Registration a “Plan of Distribution” section in a form approved by the Stockholder or its counsel;

(v)     notify the Stockholder of the effectiveness of each registration statement filed hereunder; by 9:30 a.m. (New York time) on the second (2nd) Business Day following such effectiveness, file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such registration statement; and prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith, and otherwise use commercially reasonable efforts to take such other actions as may be necessary to keep such registration statement continuously effective until the earlier of (A) the date as of which the Stockholder may sell all of the Registrable Securities covered by such registration statement pursuant to Rule 144 under the Securities Act without limitation, restriction or condition thereunder, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the Stockholder, and (B) the date on which all of such Registrable Securities have been disposed of by the Stockholder, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(vi)     no later than the three (3) Business Days after effective date of each registration statement filed hereunder, furnish (or cause to be furnished) to the Company’s transfer agent, from time to time, an opinion of the Company’s counsel substantially to the effect that the Registrable Shares covered by such registration statement are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the holder thereof and confirmation by such holder that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn;

(vii)     furnish to the Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Stockholder;

(viii)     use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Stockholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Stockholder (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(ix)     notify the Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, as expeditiously as possible following the happening of such event, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(x)     cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(xi)     provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(xii)     enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Stockholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(xiii)     make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xiv)     otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xv)     in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;

(xvi)     use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvii)     obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

(xviii)     to the extent not made by the underwriters in the case of an underwritten offering, at the sole expense of the Stockholder, make such filings with FINRA, pursuant to FINRA Rule 5110 or otherwise (including providing all required information and paying required fees thereto), as and when requested by the Stockholder, or in the case of an underwritten offering, by any underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Stockholder of Registrable Securities pursuant to a registration statement, including promptly responding to any comments received from FINRA..

(b)     The Stockholder shall deliver to the Company such requisite information with respect to itself and its Registrable Securities as the Company may reasonably request for the purposes of completing any prospectus or preliminary prospectus as is necessary to comply with all applicable rules and regulations of the Commission.

6.     Registration Expenses.

(a)     All expenses incident to the Company’s performance of or compliance with this Agreement, including all Commission and stock exchange registration and filing fees and exchange listing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement but excluding FINRA filing and registration fees), printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and independent certified public accountants incident to or required by any such registration (including any expenses arising from any “cold comfort” letters incident to or required by any registration or qualification), underwriters (excluding discounts and commissions) and other persons retained by the Company, and to the extent the Company (in its sole discretion) determines to obtain such insurance, any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or Piggyback Registration thereon, incidental registration or shelf registration pursuant to the terms of this Agreement, regardless of whether any registration statement filed pursuant to this Agreement is declared effective (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

(b)     In connection with any Demand Registration or Piggyback Registration contemplated hereunder, the Company shall reimburse the Stockholder for the reasonable fees and disbursements of one counsel chosen by the Stockholder.

(c)     To the extent Registration Expenses are not required to be paid by the Company, the Stockholder shall pay those Registration Expenses allocable to the registration of the Stockholder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

7.     Indemnification.

(a)     The Company agrees to indemnify and hold harmless, to the fullest extent permitted by applicable law, the Stockholder, its officers, directors, partners, managers, members, investment managers, employees, affiliates, agents and representatives, and each Person who controls the Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) any registration statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that such untrue or alleged untrue statement was made in reliance upon and in conformity with any information furnished in writing to the Company by the Stockholder expressly for use therein, (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a registration statement, or (iii) any breach or violation of this Agreement. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)     The Stockholder shall, to the fullest extent permitted by applicable law, indemnify and hold harmless the other sellers of securities included in such registration, the Company, its and their directors and officers and each Person who controls the Company or such seller (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) the registration statement, free writing prospectus, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements herein not misleading, but only to the extent that such untrue statement or omission was made in reliance upon and in conformity with any information furnished in writing by the Stockholder expressly for use therein; provided that the Stockholder shall be liable under this Section 7(b) (and otherwise) for only that amount as does not in the aggregate exceed the net proceeds to the Stockholder as a result of the sale of Registrable Securities pursuant to the registration statement giving rise to such indemnification obligation.

(c)     Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in the Company’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of the Company a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. The indemnifying party shall keep the indemnified party reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect to such claim. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release from all liability with respect to such claim.

(d)     The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partner, manager, member, investment manager, employee, affiliate, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (ii) any liabilities to which the indemnifying party may be subject pursuant to the law.

(e)     If the indemnification provided for in this Section 7 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Sections 7(a) and 7(b) of this Agreement; (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and (iii) contribution by the Stockholder shall be limited in amount to the net amount of proceeds received by the Stockholder from the sale of such Registrable Securities pursuant to the applicable registration statement, less the amount of any damages that the Stockholder has otherwise been required to pay in connection with such sale.

8.     Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that the Stockholder shall not be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding the Stockholder and its intended method of distribution) and shall not be required to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7 hereof.

9.     Reports under the Exchange Act. With a view to making available to the Stockholder the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Stockholder to sell securities of the Company to the public without registration (“Rule 144”), at all times during which there are Registrable Securities outstanding that have not been previously (i) sold to or through a broker or dealer or underwriter in a public distribution or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, in the case of either clause (i) or clause (ii) in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company agrees to:

(a)     make and keep public information available, as those terms are understood and defined in Rule 144;

(b)     file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)     furnish to the Stockholder so long as the Stockholder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Stockholder to sell such securities pursuant to Rule 144 without registration

10.     Definitions.

(a)     “Business Day” means any day on which the principal offices of the Commission in Washington, D.C. are open to accept filings.

(b)     Commission” means the U.S. Securities and Exchange Commission, and any governmental body or agency succeeding to the functions thereof.

(c)     “Common Stock” means the common stock, par value $0.0001 per share, of the Company, and includes all securities of the Company issued or issuable with respect to such securities by way of a stock split, stock dividend or other recapitalization.

(d)     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(e)     “FINRA” means the Financial Industry Regulatory Authority, and any agency or authority succeeding to the functions thereof.

(f)     “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

(g)     “Other Registration Rights Agreements” means (i) the Registration Rights Agreement, dated as of the date hereof, by and among the Company and the Stockholders party thereto; and (ii) the Registration Rights Agreement, dated as of the date hereof, by and among the Company, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC and Tennenbaum Opportunities Partners V, LP.

(h)     “Registrable Securities” means (i) the Equity Commitment Shares and any other shares of Common Stock held by the Stockholder, whether on the date of this Agreement or thereafter, and (ii) any other shares of Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise, in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

(i)     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

11.     Miscellaneous.

(a)     No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Stockholder in this Agreement.

(b)     Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect in a material respect the ability of the Stockholder to include the Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares), unless the Company receives the written consent thereto from the Stockholder.

(c)     Remedies. Each party hereto shall be entitled to enforce its rights under any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(d)     Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Stockholder.

(e)     Successors and Assigns. All covenants and agreements in this Agreement by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Stockholder are also for the benefit of and enforceable by, any subsequent holder of Registrable Securities (as if the Stockholder), but only if such Registrable Securities are transferred in accordance with applicable securities law and if such assignee agrees to become a party to this Agreement and succeed to all of the rights and obligations of the Stockholder under this Agreement with respect to the Registrable Securities acquired by such assignee by delivering to the Company an executed joinder to this Agreement substantially in the form attached hereto.

(f)     Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g)     Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties to this Agreement and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Signatures delivered by electronic methods shall have the same effect as signatures delivered in person.

(h)     Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(i)     Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of Delaware applicable to parties residing in Delaware, without regard applicable principles of conflicts of Law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within New Castle County, Delaware, in connection with any matter based upon or arising out of this Agreement or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the Laws of the State of Delaware for such Persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(i).

(j)     Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (i) upon receipt if delivered personally; (ii) three (3) Business Days after being mailed by registered or certified mail, postage prepaid, return receipt requested; (iii) one Business Day after it is sent by commercial overnight courier service; or (iv) upon transmission if sent via facsimile or electronic mail with confirmation of receipt to the parties to this Agreement at the addresses set forth below each of their signatures on the signature pages hereto (or at such other address for a party as shall be specified upon like notice):

(k)     Rules of Construction. The parties to this Agreement agree that they have each been represented by counsel during the negotiation, preparation and execution of this Agreement (or, if executed following the date hereof by counterpart, have been provided with an opportunity to review the Agreement with counsel) and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(l)     Interpretation. This Agreement shall be construed in accordance with the following rules: (i) the terms defined in this Agreement include the plural as well as the singular; (ii) all references in the Agreement to designated “Sections” and other subdivisions are to the designated sections and other subdivisions of the body of this Agreement; (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and (v) the words “includes” and “including” are not limiting.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first above written.

COMPANY:

SCG Financial Acquisition Corp.

By: /s/ Garry McGuire

Name: G. McGuire

Title: CEO

Address for Notice:

___________________________________

___________________________________

___________________________________

___________________________________

STOCKHOLDER:

DRW COMMODITIES, LLC

By: /s/ Donald R. Wilson, Jr.

Name: Donald R. Wilson, Jr.

Title: Manager

Address for Notice:

DRW Commodities, LLC

Attn: Hans Pusch

c/o DRW Holdings

540 W. Madison Street, Suite 2500

Chicago, Illinois 60661